UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): November 21, 2005

CELL THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Elliott Avenue West, Suite 400

Seattle, Washington 98119

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 282-7100

Not applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

On November 21, 2005, Cell Therapeutics, Inc. (the “Corporation”) terminated its Amended and Restated Equipment Leasing Agreement (the “Lease Agreement”) dated September 1, 2001 between Citiflight, Inc. (“Citiflight”) and the Corporation. Pursuant to the Lease Agreement, Citiflight had leased to the Corporation an aircraft at a rate of $160,599 per month, subject to certain adjustments, and had an expiration date of August 25, 2011. The Corporation paid a fee of $1,170,000 to terminate the Lease Agreement. The Corporation terminated the Lease Agreement as part of its continuing effort to reduce costs and conserve capital. The Corporation knows of no material relationship between the Corporation or its affiliates and Citiflight other than in respect of the Lease Agreement. The description of the Lease Agreement contained herein is not purported to be complete and is qualified in its entirety by the full text of the Lease Agreement, which is attached as an exhibit to the Corporation’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2001, filed on November 14, 2001, and is incorporated herein by reference.

On November 21, 2005, the Corporation also terminated its ISDA Master Agreement (the “SWAP Agreement”) dated January 25, 2002 between Citibank, N.A. (“Citibank”) and the Corporation. Pursuant to the SWAP Agreement, the Corporation and Citibank entered into a series of transactions designed to limit the Corporation’s interest rate exposure from the variable rent component of the Lease Agreement that was based on LIBOR. The Corporation paid a fee of $49,500 to terminate the SWAP Agreement. The Corporation terminated the SWAP Agreement because of the concurrent termination of the Lease Agreement upon which the SWAP Agreement was based. The Corporation maintains its operating accounts with Citibank. The Corporation knows of no material relationship between the Corporation or its affiliates and Citibank other than in respect of the SWAP Agreement and its operating accounts. The description of the SWAP Agreement contained herein is not purported to be complete and is qualified in its entirety by the full text of the SWAP Agreement, which is attached as an exhibit to the Corporation’s Annual Report on Form 10-K for the period ended December 31, 2001, filed on March 29, 2002, and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL THERAPEUTICS, INC.

Date: November 28, 2005	By:	/s/ Louis A. Bianco
Louis A. Bianco
Executive Vice President, Finance & Administration